Investment property	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Investment property
12.	Investment property

	31.12.2017	31.12.2018	31.12.2018
	RMB’000	RMB’000	US$’000

Cost
At January 1	31,776	32,944	4,924
Translation difference	1,168	1,028	154

At December 31	32,944	33,972	5,078

Accumulated depreciation
At January 1	24,478	25,510	3,813
Charge for the year	248	884	132
Translation difference	784	813	122

At December 31	25,510	27,207	4,067

Net carrying amount	7,434	6,765	1,011

Fair value	10,557	10,886	1,627

Consolidated statements of profit or loss:
Rental income from an investment property	372	437	65
Direct operating expenses (including repairs, maintenance and depreciation expense) arising from the rental generating property	(508)	(314)	(47)

The Group has no restrictions on the realizability of its investment property and no contractual obligations to purchase, construct or develop investment property or for repairs, maintenance or enhancement.

The fair value is determined by independent professional qualified valuer. The fair value of investment property is determined by the market comparison and cost methods. In valuing the investment property, due consideration is given to factors such as location and size of building, building infrastructure, market knowledge and historical comparable transactions to arrive at their opinion of value.

The following table shows information about fair value measurement of the investment property using significant unobservable inputs (Level 3):

	Valuation techniques	Unobservable input	Inter-relationship between key unobservable inputs and fair value measurement

2018	Market comparison and cost method	Comparable price: - RMB 156 to RMB 428 (US$23 to US$64) per square foot	The estimated fair value increases with higher comparable price

2017	Market comparison and cost method	Comparable price: - RMB 151 to RMB 415 per square foot	The estimated fair value increases with higher comparable price